Dreyfus
Short-Intermediate Municipal
Bond Fund



ANNUAL REPORT
March 31, 2000



(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured  * Not Bank-Guaranteed   * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                     Dreyfus Short-Intermediate
                                                            Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short-Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 1999 through March 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 125 basis points. While higher interest rates led to an erosion of municipal bond prices during the first half of the reporting period, the overall market showed renewed signs of strength during the first quarter of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Short-Intermediate Municipal Bond Fund.

Sincerely,


/s/ Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Short-Intermediate Municipal Bond Fund perform during the period?

The fund produced a 2.10% total return over the 12-month period ended March 31, 2000.(1) This compares with a 1.81% total return for the Lipper Short-Intermediate Municipal Debt Funds category average.(2) We attribute our performance to our conservative security selection strategy in a rising interest-rate environment. By effectively managing the risks that typically affect the municipal bond market when interest rates are rising, we were able to earn competitive levels of income without heightened volatility.

What is the fund's investment approach?

Our goal is to seek a high level of tax-exempt income from a diversified portfolio of municipal bonds with maturities of less than five years. In pursuit of this goal, we have attempted to manage the portfolio with an eye toward maintaining or improving income. Total return, which includes capital gains, is not a primary objective.

To achieve these objectives, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed quickly by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also evaluate the bonds' likely performance under various market scenarios. We generally select securities that we believe are most likely to provide the best returns over an anticipated range of interest-rate levels. In other cases, we hold certain securities because of our belief

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

that they will participate strongly in market rallies and provide protection against market declines.

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment during much of 1999, the first quarter of 2000 provided better market conditions and a market rally.

When the reporting period began on April 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures. In an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the 12-month reporting period, for a total increase of 125 basis points since last summer, causing most bond prices to fall.

Municipal bond prices also fell during 1999 because of adverse supply-and-demand influences. For a variety of reasons, institutional investors participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 40% compared to the same period one year ago. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices.

What is the fund's current strategy?

We continue to manage the fund according to the prevailing supply-and-demand influences that are affecting the short- and intermediate-term sectors of the national municipal bond market. Because of these influences, combined with the effects of a more restrictive monetary policy from the Federal Reserve Board, there recently has been little difference between the yields of short-term and intermediate-term tax-exempt securities. Accordingly, we have focused primarily on shorter term investments in order to maintain the flexibility we need to
capture    higher    yields    if    and    when    they   become   available.


On the other hand, the yield differences between highly rated and lower rated securities widened toward the end of the reporting period, creating attractive values among lower rated paper in the two- to four-year maturity range. In fact, some tax-exempt securities in this maturity range have recently provided higher nominal yields than taxable U.S. Treasury notes of the same maturities.

We have implemented few major changes to the fund's asset mix, increasing only slightly our exposure to securities issued by utilities and industrial development regions. Nor has the fund's average duration changed significantly over the past year, ending the reporting period only slightly shorter than where it began. That's because the risks of longer duration securities have been greater than the yield advantages they provide over short-term paper. Looking forward, the fund's current average duration leaves us plenty of room for extension when the time is right for such a move.

April 12, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Lehman Brothers 10-year
Municipal Bond Index ((+)) $20,263

Dreyfus Short-Intermediate
Municipal Bond Fund        $16,318

Comparison of change in value of $10,000 investment in Dreyfus
Short-Intermediate Municipal Bond Fund and the Lehman Brothers 10-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 3/31/00

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            2.10%              4.33%             5.02%


((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PRESENTED ABOVE IS A COMPARISON OF THE FUND'S 10-YEAR HISTORICAL PERFORMANCE WITH THAT OF THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, A BROAD-BASED, PUBLICLY AVAILABLE MARKET INDEX. THIS LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX HAS BEEN SELECTED BECAUSE CURRENTLY THERE IS NO PUBLICLY AVAILABLE INDEX THAT IS TRULY REPRESENTATIVE OF THE "SHORT-INTERMEDIATE" MUNICIPAL BOND MARKET.

THE FUND INVESTS PRIMARILY IN SHORT-INTERMEDIATE MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 2 AND 3 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES.

AS A GENERAL RULE, THE LONGER A BOND'S MATURITY, THE HIGHER THE YIELD. AS THE LEHMAN BROTHERS INDEX BEING USED IS A 10-YEAR INDEX, UNDER NORMAL MARKET CONDITIONS, THE INDEX SHOULD OUTPERFORM THE FUND'S PORTFOLIO.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND ON 3/31/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

March 31, 2000

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--100.1%                                                      Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--2.0%

Alaska Student Loan Corp., Student Loan Revenue:
   5.25%, 7/1/2001 (Insured; AMBAC)                                                           1,000,000               1,006,950

North Slope Borough:
   Zero Coupon, 6/30/2000 (Insured; MBIA)                                                     2,500,000               2,473,475
   Zero Coupon, 6/30/2001 (Insured; MBIA)                                                     2,000,000               1,888,940

CALIFORNIA--4.5%

Riverside County Public Financing Authority, COP:
   5%, 5/15/2002                                                                                930,000                 925,424
   5%, 5/15/2003                                                                                980,000                 968,367
   5.125%, 5/15/2004                                                                          1,030,000               1,012,737
   5.125%, 5/15/2005                                                                            500,000                 487,045

Sacramento County Housing Authority, MFHR:

   (Oars Apartments) 4.80%, 12/15/2000
      (LOC; Dai Ichi Kangyo Bank)                                                             5,850,000               5,849,591

   (Rancho Natamos Apartment) 4.80%, 12/15/2000
      (LOC; Dai Ichi Kangyo Bank)                                                             3,000,000               3,000,000

COLORADO--1.0%

Denver City and County Airport, Revenue:
   5.05%, 11/15/2000                                                                          1,495,000               1,500,277
   5.10%, 11/15/2001                                                                          1,160,000               1,162,703

CONNECTICUT--2.1%

Connecticut Development Authority
  First Mortgage Gross Revenue
  (Health Care Project--Elim Park Baptist)
  4.70%, 12/01/2001                                                                          1,765,000                1,727,900

Greenwich Housing Authority, MFHR (Greenwich Close):
   5.15%, 9/1/2000                                                                              220,000                 219,549
   5.35%, 9/1/2001                                                                              230,000                 228,353
   5.55%, 9/1/2002                                                                              245,000                 242,109
   5.95%, 9/1/2006                                                                              310,000                 302,414
   6.05%, 9/1/2007                                                                              330,000                 320,971

Mashantucket Western Pequot Tribe, Special Revenue
   6.25%, 9/1/2001                                                                            2,500,000  (a)          2,561,525

DISTRICT OF COLUMBIA--4.0%

District of Columbia, GO 5.50%, 6/1/2002                                                      9,930,000              10,043,202

District of Columbia Redevelopment Land Agency, Special Tax
   Revenue (Washington D.C. Sports Arena) 5.40%, 11/1/2000                                      750,000                 752,370

FLORIDA--2.5%

Escambia County Health Facilities Authority, Health Facilities
  Revenue (Azalea Trace Inc.):
      5%, 1/1/2001                                                                              830,000                 827,228
      5.10%, 1/1/2002                                                                           870,000                 861,213

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Florida Housing Finance Agency, Multi-Family Housing
   5.35%, Series E, 6/1/2000                                                                  5,085,000               5,085,000

ILLINOIS--3.6%

Illinois Development Finance Authority, Revenue
  (Community Rehabilitation Providers):
      5.60%, 7/1/2001                                                                         1,530,000               1,531,928
      5.60%, 7/1/2002                                                                         1,415,000               1,414,830
      8.50%, 9/1/2010 (Prerefunded 9/1/2000)                                                  2,985,000  (b)          3,092,371

Illinois Health Facilities Authority, Revenue:
   (Victory Health Services) 5%, 8/15/2002                                                    1,590,000               1,578,520

   (Beverly Farm Foundation) 9.125%, 12/15/2015
      (Prerefunded 12/15/2000)                                                                2,000,000  (b)          2,120,480

LOUISIANA--1.8%

Saint Charles Parish, PCR
   (Entergy La Inc. Project) 4.85%, 6/1/2002                                                  5,000,000               4,929,100

MARYLAND--3.2%

Frederick County Retirement Community, Revenue
  (Extras-Buckinghams Choice):
      5.25%, 1/1/2002                                                                         1,500,000               1,482,525
      5.375%, 1/1/2003                                                                        4,900,000               4,858,301

Maryland State Energy Financing Administration, SWDR
  (Wheelabrator Water Projects):
      5.30%, 12/1/2000                                                                        1,250,000               1,257,013
      5.45%, 12/1/2001                                                                        1,000,000               1,008,400

MASSACHUSETTS--2.8%

Massachusetts Health & Educational Facilities Authority, Revenue
   (Caritas Christi Obligation Group) 5.25%, 7/1/2003                                         5,730,000               5,595,345

Massachusetts Industrial Finance Agency, Revenue
   (Chestnut Knoll) 5%, 2/1/2003                                                              2,000,000               1,944,780

MICHIGAN--5.6%

Flint Hospital Building Authority, Revenue
   (Hurley Medical Center) 5.50%, 7/1/2000                                                    1,225,000               1,225,490

Greater Detroit, Resource Recovery Authority, Revenue
   5%, 12/13/2000 (Insured; AMBAC)                                                            2,500,000               2,514,250

Michigan Hospital Finance Authority, HR
  (Genesys Regional Medical):
      5.25%, 10/1/2001                                                                        2,000,000               2,020,220
      5.25%, 10/1/2002                                                                        1,000,000               1,011,660
      5.25%, 10/1/2003                                                                        2,445,000               2,476,541

Michigan Housing Development Authority, Rental
   Housing Revenue 5.15%, 4/1/2000 (Insured; MBIA)                                            1,975,000               1,975,000


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

Michigan Strategic Fund, LOR
   (Detroit Edison) 4.73%, 9/1/2001                                                           3,750,000               3,749,363

MISSISSIPPI--.9%

Jackson Housing Authority, MFHR
   (Arbor Park Apartment Project) 5.05%, 12/1/2001                                            2,500,000               2,490,525

NEW HAMPSHIRE--1.8%

New Hampshire Business Finance Authority, PCR
   (United Illuminated) 4.55%, 2/1/2004                                                       5,000,000               4,748,700

NEW JERSEY--2.8%

Monroe Township Municipal Utilities Authority,
  Water and Sewer System Revenue
  6.875%, 2/1/2017 (Insured; MBIA)                                                           3,075,000                3,143,573

New Jersey Economic Development Authority,
   First Mortgage Revenue
   (Cadbury Corp. Project):
      4.80%, 7/1/2001 (Insured; ACA)                                                          1,565,000               1,557,206
      5%, 7/1/2003 (Insured; ACA)                                                             1,410,000               1,388,751

New Jersey Health Care Facilities Financing Authority, Revenue
   (Saint Peter's Medical Center) 6%, 7/1/2001
   (Insured; MBIA) (Prerefunded 7/1/2001)                                                     1,500,000  (b)          1,528,125

NEW MEXICO--3.0%

Albuquerque, Gross Receipts Tax Subordinate Lien
  (Affordable Housing Project)
   5.375%, 7/1/2001                                                                           6,125,000               6,128,185

Santa Fe County, Project Revenue
   (El Castillo Retirement) 5.25%, 5/15/2003                                                  2,000,000               1,949,640

NEW YORK--25.0%

New York City:
   5%, 10/15/2001                                                                             4,300,000               4,331,390
   5%, 10/15/2001                                                                             3,200,000               3,217,664
   5.10%, 2/15/2001                                                                           1,185,000               1,192,868
   5.10%, 2/15/2001                                                                             815,000                 821,528
   5.50%, 8/1/2001                                                                            9,000,000               9,103,950

New York State Dormitory Authority, Revenue:
   (City University System) 5.10%, 7/1/2001                                                   1,285,000               1,291,489
   Lease, Refunding (State University Dormitory Facilities)
      4.875%, 7/1/2000                                                                        5,000,000               5,009,050
   (Mental Health Services Facilities):
      5%, 2/15/2001                                                                           6,985,000               7,016,572
      5%, Series A, 2/15/2002                                                                 1,590,000               1,592,306
      5%, Series B, 2/15/2002                                                                 7,095,000               7,105,288

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Energy Research and Development Authority,
  Service Contract Revenue
    (Western New York Nuclear Service Center Project):
         5%, 4/1/2001                                                                         1,625,000               1,634,198
         5%, 4/1/2002                                                                         1,795,000               1,799,559

New York State Housing Finance Agency, Revenue
  (Health Facilities-New York City):
      5.15%, 5/1/2000                                                                         1,140,000               1,140,627
      5.15%, 11/1/2000                                                                        1,430,000               1,435,577
      5.875%, 5/1/2004                                                                        6,500,000               6,646,055

New York State Mortgage Agency, Revenue
   (Homeowner Mortgage) 5.15%, 9/1/2004                                                       5,000,000               4,929,300

TSASC Inc., Tobacco Flexible Amortization Bonds:
   5%, 7/15/2008                                                                              2,690,000               2,637,088
   5%, 7/15/2009                                                                              1,000,000                 977,060
   5.125%, 7/15/2009                                                                          2,310,000               2,258,117

Yonkers Industrial Development Agency,
   Civic Facility Revenue
   (Saint Joseph Hospital Yonkers):
      5.65%, Series A, 3/1/2003                                                               1,900,000               1,870,778
      5.65%, Series B, 3/1/2003                                                                 600,000                 590,772
      5.65%, Series C, 3/1/2003                                                                 900,000                 886,158

NORTH CAROLINA--3.3%

North Carolina Eastern Municipal Power Agency,
  Power System Revenue:
      5.20%, 1/1/2001                                                                         5,000,000               5,017,100
      5%, 1/1/2002                                                                            4,000,000               3,975,240

NORTH DAKOTA--.7%

North Dakota Housing Finance Agency, Revenue
   (Housing Finance Program--Home Mortgage Finance)
   4.60%, 1/1/2003                                                                            1,945,000               1,905,614

OHIO--1.3%

Belmont County, Health System Revenue
  (East Ohio Regional Hospital):
      4.30%, 1/1/2001 (Insured; ACA)                                                            800,000                 799,104
      4.40%, 1/1/2002 (Insured; ACA)                                                            900,000                 888,111

Hamilton County, Local District Cooling Facilities Revenue
   (Trigen Cinergy) 4.90%, 6/1/2004                                                           2,000,000               1,930,120

OKLAHOMA--.5%

Holdenville Industrial Authority, Correctional Facility Revenue
   5.70%, 7/1/2001                                                                            1,175,000               1,189,934


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--7.9%

Dauphin County General Authority, Revenue
   (Office and Package--Riverfront Office) 5.125%, 1/1/2003                                   1,920,000               1,878,048

Delaware County Industrial Development Authority, Revenue:
   (Resource Recovery Facility) 5.30%, 1/1/2001                                               7,685,000               7,656,181

   PCR (Peco Energy Company Project) 5.20%, 10/1/2004                                         3,000,000               2,910,000

Montgomery County Industrial Development Authority, PCR
  (Peco Energy Company Project):
      5.20%, 10/1/2004                                                                        1,500,000               1,455,585
      5.30%, 10/1/2004                                                                        3,380,000               3,293,066

Philadelphia Hospitals and Higher Education Facilities Authority, HR
   (Pennsylvania Hospital) 5.50%, 7/1/2000                                                    4,165,000               4,177,245

RHODE ISLAND--1.9%

Rhode Island Housing and Mortgage Finance Corp.,
  Multi-Family Housing
  5%, 7/1/2000 (Insured; AMBAC)                                                              5,000,000               5,003,650

SOUTH CAROLINA--1.7%

Charleston County Health Facilities, First Mortgage Revenue
   (Episcopal Project) 5.30%, 10/1/2002                                                       4,660,000               4,560,043

TEXAS--11.3%

Brazos River Authority, PCR
  (Utilities Electric Co.):
      3.70%, 4/1/2000                                                                         5,000,000               5,000,000
      5%, 4/1/2001                                                                            5,000,000               5,000,000

Matagorda County Navigation District No. 1, PCR:
  (Central Power & Light):
      4.90%, 11/1/2001                                                                        1,000,000                 997,400
      4.95%, 11/1/2001                                                                          100,000                  99,605
      4.706%, 11/1/2001                                                                       2,500,000  (c)          2,487,750
      4.748%, 11/1/2001                                                                       6,700,000  (c)          6,649,080

Northeast Hospital Authority, Revenue
  (Northeast Medical Center Hospital):
      5.10%, 5/15/2000                                                                        1,230,000               1,229,754
      5.25%, 5/15/2001                                                                        1,300,000               1,296,880
      5.35%, 5/15/2002                                                                        2,725,000               2,712,710

Texas Public Property Finance Corp., Revenue
   (Mental Health & Retardation Center)
   8.20%, 10/1/2012 (Prerefunded 10/1/2002)                                                   2,900,000  (b)          3,249,450

Tyler Health Facilities Development Corporation
   (Mother Frances Hospital):
      5.25%, 7/1/2001                                                                           700,000                 697,200
      5.25%, 7/1/2002                                                                         1,200,000               1,188,804

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                 Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA--2.9%

Bedford County Industrial Development Authority, Revenue
   (Georgia Pacific Corp. Project) 4.60%, 8/1/2004                                            2,760,000               2,712,749

Hopewell Industrial Development Authority,
   Health Care Facility Revenue
   (Westport Convalescent Center) 5.15%, 10/1/2000                                              205,000                 204,633

Rockingham County Industrial Development Authority,
   Residential Care Facility, Revenue
   (First Mortgage--Mennonite) 5.10%, 4/1/2003                                                3,800,000               3,736,920

Virginia Housing Development Authority,
   Commonwealth Mortgage 6.10%, 7/1/2002                                                      1,220,000               1,242,472

U.S. RELATED--2.0%

Virgin Islands Public Finance Authority, Revenue
   5%, 10/1/2003                                                                              5,580,000               5,524,535
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $272,067,339)                                                                           100.1%             270,324,542

LIABILITIES, LESS CASH AND RECEIVABLES                                                           ( .1%)               (143,437)

NET ASSETS                                                                                       100.0%             270,181,105


Summary of Abbreviations

ACA                  American Capital Access
AMBAC                American Municipal Bond
                         Assurance Corporation
COP                  Certificate of Participation
GO                   General Obligation
HR                   Hospital Revenue
LOC                  Letter of Credit
LOR                  Limited Obligation Revenue
MBIA                 Municipal Bond Investors Assurance
                         Insurance Corporation
MFHR                 Multi-Family Housing Revenue
PCR                  Pollution Control Revenue
SWDR                 Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              13.1
AA                               Aa                              AA                                                7.4
A                                A                               A                                                25.3
BBB                              Baa                             BBB                                              31.8
BB                               Ba                              BB                                                2.8
F1                               MIG1/P1                         SP1/A1                                            3.7
Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    15.9

                                                                                                                 100.0

(a)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2000, THIS
     SECURITY AMOUNTED TO $2,561,525 OR .9% OF NET ASSETS.

(b)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(c)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(d)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(e)  AT MARCH 31, 2000, THE FUND HAD $87,750,480 (32.5% OF NET ASSETS) INVESTED
     IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
     REVENUES GENERATED FROM HEALTH CARE PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Fund



STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           272,067,339   270,324,542

Cash                                                                    813,371

Interest receivable                                                   4,195,190

Receivable for shares of Beneficial Interest subscribed                  88,000

Prepaid expenses                                                         13,310

                                                                    275,434,413
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           129,794

Due to Distributor                                                       22,959

Payable for investment securities purchased                           5,001,389

Payable for shares of Beneficial Interest redeemed                        4,526

Accrued expenses                                                         94,640

                                                                      5,253,308
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      270,181,105
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     278,120,668

Accumulated net realized gain (loss) on investments                 (6,196,766)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (1,742,797)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     270,181,105
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                   21,091,257

NET ASSET VALUE, offering and redemption price per
   share--Note 3(d) ($)                                                   12.81


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended March 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     14,226,811

EXPENSES:

Management fee--Note 3(a)                                            1,456,780

Shareholder servicing costs--Note 3(b)                                 427,045

Trustees' fees and expenses--Note 3(c)                                  60,794

Registration fees                                                       58,665

Professional fees                                                       55,198

Custodian fees                                                          31,871

Prospectus and shareholders' reports-Note 3(b)                          14,607

Loan commitment fees--Note 2                                             2,919

Miscellaneous                                                           25,348

TOTAL EXPENSES                                                       2,133,227

INVESTMENT INCOME--NET                                              12,093,584
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (204,991)

Net unrealized appreciation (depreciation) on investments          (5,884,122)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (6,089,113)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                6,004,471

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended March 31,
                                               ---------------------------------
                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         12,093,584           12,277,641

Net realized gain (loss) on investments         (204,991)              460,204

Net unrealized appreciation (depreciation)
   on investments                             (5,884,122)            (618,264)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   6,004,471           12,119,581
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (12,093,584)         (12,277,641)

Net realized gain on investments                 (29,066)                 --

TOTAL DIVIDENDS                              (12,122,650)         (12,277,641)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  68,318,437          85,065,492

Dividends reinvested                           10,505,175          10,578,644

Cost of shares redeemed                     (106,315,201)         (86,126,925)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS         (27,491,589)            9,517,211

TOTAL INCREASE (DECREASE) IN NET ASSETS     (33,609,768)            9,359,151
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           303,790,873          294,431,722

END OF PERIOD                                 270,181,105          303,790,873
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     5,283,152           6,495,980

Shares issued for dividends reinvested            813,737             807,710

Shares redeemed                               (8,234,926)          (6,580,022)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,138,037)            723,668

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                            Year Ended March 31,
                                                                 -------------------------------------------------------------------
                                                                 2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.08          13.08          12.91          12.97         12.82

Investment Operations:

Investment income--net                                            .54            .54            .55            .56           .58

Net realized and unrealized
   gain (loss) on investments                                   (.27)            .00(a)         .17           (.06)           .15

Total from Investment Operations                                 .27             .54            .72            .50            .73

Distributions:

Dividends from investment income--net                           (.54)           (.54)          (.55)          (.56)          (.58)

Net asset value, end of period                                 12.81           13.08          13.08          12.91          12.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                2.10            4.23           5.64           3.96           5.78
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .73             .73            .76            .80           .68

Ratio of net investment income
   to average net assets                                        4.15            4.15           4.19           4.33          4.49

Decrease reflected in above
   expense ratios due to
   undertakings by The Dreyfus Corporation                       --               --            --             .02           .05

Portfolio Turnover Rate                                        39.10           20.68          31.12          47.84         44.39
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         270,181        303,791        294,432         325,013      338,061

(a) AMOUNT REPRESENTS LESS THAN $.01.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                            The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b)  Securities  transactions and investment income: Securities transactions are
recorded    on   a   trade   date   basis.   Realized   gain   and   loss   from

securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $6,046,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $3,090,000 of the carryover expires in fiscal 2003, $2,874,000 expires in fiscal 2004, and $82,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility ("the Facility") to be utilized for

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended March 31, 2000, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund' s shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively, "Dreyfus") for advertising and marketing relating to the fund and for Servicing at an aggregate annual rate of .10 of 1% of the value of the fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the fund' s shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents under the Plan and the basis on which such payments
are    made.    The fees payable

under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the fund's average daily net assets for any full fiscal year. During the period ended March 31, 2000, the fund was charged $296,330 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $81,509 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2000, amounted to $113,919,869 and $151,539,705, respectively.

At March 31, 2000, accumulated net unrealized depreciation on investments was $1,742,797, consisting of $468,122 gross unrealized appreciation and $2,210,919 gross unrealized depreciation.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Short-Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Municipal Bond Fund at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
(Signature logo)

New York, New York

May 1, 2000



Important Tax Information (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2000 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

                                                             The Fund

NOTES

                                                           For More Information

Dreyfus
Short-Intermediate Municipal
Bond Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com